                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 20, 2005


                          NAPCO SECURITY SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


          Delaware                      0-10004                  11-2277818
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


                 333 Bayview Avenue, Amityville, New York 11701
                    (Address of principal executive offices)


Registrant's telephone number, including area code (631) 842-9400

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 20, 2005, the registrant issued a press release to report results for its fiscal year ended June 30, 2005. This press release is furnished as
Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

      99.1 Press Release issued by Napco Security Systems, Inc. dated September 20, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.



                                           NAPCO SECURITY SYSTEMS, INC.
                                           ----------------------------
                                           (Registrant)


Date: September 20, 2005                   By: /s/ Kevin S. Buchel
                                               --------------------------------
                                               Kevin S. Buchel
                                               Senior Vice President and
                                               Chief Financial Officer